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FORM 8-K/A CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010

Presidential Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-05486	13-2652144
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

69 Lydecker Street
Nyack, New York 10960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (845) 358-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 2”) to the Current Report on Form 8-K filed by Presidential Life Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 19, 2010 and the Current Report on Form 8-K/A filed by the Company with the SEC on August 20, 2010 (together, the “Form 8-K”).  Amendment No. 2 is being filed to amend the Form 8-K to include the final “certified” voting results received from the independent inspector of elections from the Company’s 2010 Annual Meeting of Stockholders held on August 18, 2010.

Item 5.07    Submission of Matters to a Vote of Security Holders

On August 18, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”).  A total of 26,333,368 shares of common stock were present or represented by proxy at the 2010 Annual Meeting, representing 89.04% of the issued and outstanding shares entitled to vote at the meeting.

On August 23, 2010, the independent inspector of elections for the 2010 Annual Meeting delivered its final results, which reported that the eight nominees listed below were elected to the Company’s Board of Directors.  Herbert Kurz, who had filed definitive proxy materials to nominate eight directors, attended the meeting but did not put forth his nominees.

Proposal 1 — Election of Directors.  The final results were as follows:

Board of Directors Nominees	For	Withheld

Donald L. Barnes	15,005,309	303,738
William A. DeMilt	15,006,947	302,100
W. Thomas Knight	15,006,947	302,100
John D. McMahon	15,006,947	302,100
Lawrence Read	15,006,947	302,100
Lawrence Rivkin	15,006,647	302,400
Stanley Rubin	15,006,947	302,100
William M. Trust Jr.	15,005,309	303,738

Proposal 2 — Ratification of the appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The final results were as follows:

For	Against	Abstain
26,217,805	18,235	97,328

For more information on the 2010 Annual Meeting and the foregoing proposals, see the Company’s proxy statement dated July 2, 2010.

Item 8.01    Other Events

On August 18, 2010, the Company issued a press release regarding the preliminary voting results of the 2010 Annual Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

99.1           Press Release titled “Presidential Life Announces Preliminary Annual Meeting Voting Results,” issued by Presidential Life Corporation on August 18, 2010. *

_________________________
* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: August 23, 2010	By:	/s/Donald L. Barnes
		Name:	Donald L. Barnes
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release titled “Presidential Life Announces Preliminary Annual Meeting Voting Results,” issued by Presidential Life Corporation on August 18, 2010. *

_________________________
* Previously filed.